UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2021

REPUBLIC BANCORP, INC.

(Exact name of registrant as specified in its charter)

Kentucky	0-24649	61-0862051
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

601 West Market Street, Louisville, Kentucky	40202
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (502) 584-3600

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common	RBCAA	The Nasdaq Stock Market

NOT APPLICABLE
(Former Name or former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting of Shareholders on April 22, 2021 (the “Annual Meeting”), the shareholders of Republic Bancorp, Inc. (“Republic”) approved an amendment to Republic’s Bylaws. Republic’s Board of Directors at their November 2020 meeting adopted the amendment, subject to shareholder approval. As approved by the shareholders and effective April 22, 2021, the amendment increases the limitation on the maximum number of authorized directors from fifteen to eighteen.

Article IV, Section 2 of Republic’s Bylaws, as-amended, now reads as follows:

SECTION 2. NUMBER, AGE AND TERM OF OFFICE. The number of directors shall be fixed at no less than five nor more than eighteen, with a mandatory retirement age of 72, excepting directors of record as of January 1990. A director’s age shall be determined as of December 31 of the year prior to the director’s election, i.e., a person can be elected as a director if that person is under age 72 as of December 31 of the year prior to the election.  Any director who is or reaches age 72 during the director’s term shall serve until the expiration of the director’s term and until such director’s successor is duly elected and qualified.  Directors shall be elected at the regular annual meeting of the stockholders for a term of one year and shall serve until their successors are elected and qualified or their earlier resignation or removal.

This description of the amendment to Republic’s Bylaws is qualified in its entirety by reference to the text of the amended and restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following matters were voted upon at Republic’s Annual Meeting of Shareholders:

(1)	Election of Directors;
(2)	To, on an advisory basis, vote on the compensation of the Named Executive Officers;
(3)	To amend the Bylaws to increase the limitation on the maximum number of authorized directors from fifteen to eighteen; and
(4)	Ratification of Crowe LLP as the independent registered public accounting firm for the year ending December 31, 2021.

The final number of votes cast with respect to each matter is set out below:

(1)	Election of Directors:

	Votes	Broker
Nominee	Votes For	Withheld	Non Votes
Ronald F. Barnes	35,103,436	349,416	2,163,137
Laura M. Douglas	35,106,794	346,058	2,163,137
David P. Feaster	35,133,212	319,640	2,163,137
Craig A. Greenberg	35,084,280	368,572	2,163,137
Heather V. Howell	35,214,010	238,842	2,163,137
Earnest W. Marshall, Jr.	35,205,999	246,853	2,163,137
W. Patrick Mulloy, II	35,246,424	206,428	2,163,137
George Nichols, III	35,253,771	199,081	2,163,137
W. Kenneth Oyler, III	35,128,082	324,770	2,163,137
Michael T. Rust	35,125,981	326,871	2,163,137
Susan Stout Tamme	34,925,158	527,693	2,163,137
A. Scott Trager	35,194,282	258,569	2,163,137
Steven E. Trager	34,947,136	505,716	2,163,137
Andrew Trager-Kusman	35,115,826	337,026	2,163,137
Mark A. Vogt	35,118,327	334,525	2,163,137

(2)	To, on an advisory basis, vote on the compensation of the Named Executive Officers:

For	35,120,745
Against	294,067
Abstain	38,040
Broker Non Vote	2,163,137

(3)	To amend the Bylaws to increase the limitation on the maximum number of authorized directors from fifteen to eighteen:

For	35,036,499
Against	382,093
Abstain	34,260
Broker Non Vote	2,163,137

(4)	Ratification of Crowe LLP as the independent registered public accounting firm for the year ending December 31, 2021:

For	37,469,171
Against	133,060
Abstain	13,758
Broker Non Vote	-

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.
	3.1	Amended and Restated Bylaws
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Republic Bancorp, Inc.
(Registrant)

Date: April 26, 2021	By:	/s/ Kevin Sipes
Executive Vice President, Chief Financial Officer & Chief Accounting Officer

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